UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6629

Managed Municipals Portfolio Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: May 31,

Date of reporting period: May 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

MAY 31, 2006

Managed Municipals

Portfolio Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Managed Municipals Portfolio Inc.

Annual Report  •  May 31, 2006

What’s

Inside

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was generally strong during the one-year reporting period. After expanding 3.3% in the second quarter of 2005, third quarter gross domestic product (“GDP”)i advanced 4.1%. GDP growth then slipped to 1.7% in the fourth quarter. This marked the first quarter in which GDP growth did not surpass 3.0% in nearly three years. However, as expected, the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. The economic turnaround was prompted by both strong consumer and business spending. In addition, the U.S. Labor Department reported that unemployment was 4.6% in May 2006, its lowest rate since July 2001.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates eight times during the period. Since it began its tightening campaign in June 2004, the Fed has increased rates 16 consecutive times, bringing the federal funds rateiii from 1.00% to 5.00%. Coinciding with its latest rate hike in May 2006, the Fed said that the “extent and timing” of further increases would depend on future economic data. After the end of the Fund’s reporting period, at its June meeting, the Fed once again raised the federal funds rate by 0.25% to 5.25%.

Both short- and long-term yields rose over the reporting period. During the 12 months ended May 31, 2006, two-year Treasury yields increased from 3.60% to 5.04%. Over the same period, 10-year Treasury yields moved from 4.00% to 5.12%. Short-term rates rose in concert with the Fed’s repeated tightening, while long-term rates rose on fears of mounting inflationary pressures. Looking at the municipal market, yields of both two- and 10-year securities also rose over the reporting period.

Managed Municipals Portfolio Inc.         I

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. The Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 14, 2006

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

II         Managed Municipals Portfolio Inc.

Manager Overview

Special Shareholder Notices

Following the purchase of substantially all of Citigroup’s asset management business in December 2005, Legg Mason, Inc. (“Legg Mason”) undertook an internal reorganization to consolidate the advisory services provided to the legacy Citigroup funds through a more limited number of advisers. As part of this reorganization, at meetings held during June and July 2006, the Fund’s Board approved a new management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), under which LMPFA will act as the investment adviser for the Fund effective August 1, 2006.

The Fund’s Board also approved a new sub-advisory agreement for the Fund between LMPFA and Western Asset Management Company (“Western Asset”). LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes.

LMPFA will provide administrative and certain oversight services to the Fund. LMPFA will delegate to the sub-adviser the day-to-day portfolio management of the Fund. The management fees for the Fund will remain unchanged.

In addition to these advisory changes, it is expected that the Fund’s name will change to Western Asset Managed Municipals Fund Inc. in October 2006.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite a variety of significant headwinds, the municipal bond market generated positive returns during the one-year period ended May 31, 2006 and outperformed the overall taxable bond market. Over that period, the Lehman Brothers Municipal Bond Indexi gained 1.89% while the Lehman Brothers U.S. Aggregate Indexii returned -0.48%.

Over the last year, the bond market has been impacted by a strong economy, numerous inflationary pressures, and continued rate hikes by the Federal Reserve Board (“Fed”)iii. To gain some perspective on how far we’ve come in terms of interest rates, consider the following. In May 2004, the federal funds rateiv, a barometer of short-term interest rates, was a mere 1.00%, its lowest level in more than 40 years. This was due, in part, to the Fed’s attempt to stimulate the economy in the aftermath of September 11th.

Then, in June 2004, the economy appeared to be on solid footing and the Fed officially ended its accommodative monetary policy by instituting its first rate hike in four years, bringing the federal funds rate from 1.00% to 1.25%. At that time, the Fed telegraphed what it had in mind for short-term rates as it said, “policy accommodation can be removed at a pace that is likely to be measured.” The Fed certainly has been true to its word, as it has now instituted 16 straight 0.25% rate hikes through the end of May 2006, bringing the federal funds rate to 5.00% at the end of the reporting period. After the end of the Fund’s reporting period, at its June meeting, the Fed once again raised the federal funds rate by 0.25% to 5.25%.

Managed Municipals Portfolio Inc. 2006 Annual Report         1

Given the solid economy and rising rate environment, both short- and long-term Treasury yields rose over the reporting period. For the 12 months ended May 31, 2006, two-year Treasury yields increased from 3.60% to 5.04%. Over the same period, 10-year Treasury yields moved from 4.00% to 5.12%. During the reporting period, both short- and longer-term municipal yields also rose, albeit to a lesser extent than equal durationv Treasuries. This, coupled with improving balance sheets in many states, helped municipal securities to outperform taxable bonds over the last year.

Performance Review

For the twelve months ended May 31, 2006, the Managed Municipals Portfolio Inc. returned 7.29%, based on its net asset value (“NAV”)vi and 5.91% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned 1.89% and its Lipper General Municipal Debt Funds—Leveraged Closed-End Funds Category Averagevii increased 3.29% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.552 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of May 31, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2006 (unaudited)

Price Per Share	12-Month Total Return
$11.96 (NAV)	7.29%

$10.79 (Market Price)	5.91%

All figures represent past performance and are not a guarantee of future results.
Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares. For additional information please see Financial Highlights on page 24.

Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Given the rising interest rate environment and expectations for further Fed tightening, we maintained a defensive approach in terms of the Fund’s maturity. As such, the Fund’s duration was generally shorter than its benchmark index. This proved to be beneficial, as bond prices generally fall when interest rates rise. Interest rate hedges that the Fund had in place were significant contributors to Fund performance. In addition, we were able to use

2         Managed Municipals Portfolio Inc. 2006 Annual Report

the proceeds from our cash flows and coupons and reinvest that money into municipal bonds offering higher coupons.

Throughout the reporting period, we also emphasized a well-diversified portfolio, with holdings from a diverse array of market segments that we believed had favorable risk/reward characteristics.

What were the leading detractors from performance?

A. During the reporting period, we continued to maintain a high quality portfolio. This was somewhat of a drag on returns, as lower-rated, more speculative municipals generated better results over the period. However, given the prevailing market environment and the Fund’s investment objective, we believed a higher quality approach was appropriate.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes during the reporting period as we maintained a high quality portfolio and were defensively positioned.

Looking for Additional Information?

The Fund is traded under the symbol “MMU” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XMMUX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current net asset value, market price and other information.

Thank you for your investment in the Managed Municipals Portfolio Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Joseph P. Deane	David T. Fare
Vice President and Investment Officer	Vice President and Investment Officer

July 14, 2006

Managed Municipals Portfolio Inc. 2006 Annual Report         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Fixed-income investments are subject to interest rate risk. As interest rates rise, the price of fixed-income investments decline. Please note that derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance. Derivatives can disproportionately increase losses, as stated in the prospectus.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

ii	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

[v]	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

vi	NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended May 31, 2006, including the reinvestment of all distributions calculated among the 56 funds in the Fund’s Lipper category, and excluding sales charges.

4         Managed Municipals Portfolio Inc. 2006 Annual Report

Take Advantage of the Fund’s Dividend Reinvestment Plan!

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of shares of common stock of the Fund that you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds 98% of the net asset value per share (“NAV”) on the determination date, you will be issued shares by the Fund at a price reflecting 98% of NAV, or 95% of the market price, whichever is greater.

If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), American Stock Transfer & Trust Company (“Plan Agent”) will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined 98% of NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in this report beginning on page 39.

To find more detailed information about the Plan and about how you can participate, please call the Plan Agent at 1 (877) 366-6441.

Managed Municipals Portfolio Inc. 2006 Annual Report         5

Fund at a Glance (unaudited)

6         Managed Municipals Portfolio Inc. 2006 Annual Report

Schedule of Investments (May 31, 2006)

MANAGED MUNICIPALS PORTFOLIO INC.

Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 97.3%
Alabama — 3.5%
$24,510,000	AAA	Jefferson County, AL, Sewer Revenue, Capital Improvement Warrants, Series A, FGIC-Insured, Call 2/1/09 @ 101, 5.375% due 2/1/36 (a)(b)	$25,785,991

Arizona — 2.7%
		Arizona State University, COP, Project 2002, MBIA-Insured:
1,500,000	AAA	5.100% due 7/1/24	1,560,240
1,000,000	AAA	5.125% due 7/1/26	1,040,940
5,000,000	AAA	Downtown Phoenix Hotel Corp., Subordinated Series B, FGIC-Insured, 5.000% due 7/1/36	5,137,700
3,705,000	AAA	Greater Arizona Development Authority, Development Authority Infrastructure Revenue, Pinal County Road Project, Series 1, MBIA-Insured, 5.000% due 8/1/19	3,910,146
4,000,000	AAA	Mesa, AZ, IDA Revenue, Discovery Health Systems, Series A, MBIA-Insured, Call 1/1/10 @ 101, 5.625% due 1/1/29 (a)	4,286,240
3,000,000	AAA	Phoenix, AZ, Civic Improvement Corp. Airport Revenue, Senior Lien, Series B, FGIC-Insured, 5.250% due 7/1/22 (c)	3,116,670
1,000,000	AA+	Phoenix, AZ, GO, Series B, 5.000% due 7/1/27	1,033,790

		Total Arizona	20,085,726

California — 9.1%
7,040,000	Ba1(d)	California EFA, Revenue, Pooled College & University Project, Series A, Call 7/1/08 @ 101, 5.625% due 7/1/23 (a)	7,168,902
		California Health Facilities Finance Authority Revenue:
6,000,000	A3(d)	Cedars-Sinai Medical Center, Series A, Call 12/1/09 @ 101, 6.250% due 12/1/34 (a)	6,557,520
1,000,000	AA-	Sutter Health, Series A, 6.250% due 8/15/35	1,097,740
5,000,000	AAA	California Infrastructure & Economic Development Bank Revenue, Bay Area Toll Bridges, First Lien, Series A, FGIC-Insured, 5.000% due 7/1/25 (e)	5,391,100
5,000,000	AAA	California State Department of Veterans Affairs, Home Purchase Revenue, Series A, AMBAC-Insured, 5.350% due 12/1/27	5,255,450
7,375,000	AAA	Garden Grove, CA, Agency for Community Development, Tax Allocation, Refunding, AMBAC-Insured, 5.000% due 10/1/29	7,574,641
6,000,000	BBB	Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Revenue, Series 2003-A-1, 6.750% due 6/1/39	6,706,560
7,000,000	AAA	Los Angeles County, CA, COP, Antelope Valley Courthouse, Series A, AMBAC-Insured, 5.250% due 11/1/33	7,298,270
3,340,000	AAA	Rancho Cucamonga, CA, RDA, Tax Allocation, Rancho Redevelopment Projects, MBIA-Insured, 5.125% due 9/1/30	3,415,885
2,750,000	AAA	Sacramento County, CA, COP, Public Facilities Project, MBIA-Insured, 5.375% due 2/1/19	2,834,205
5,000,000	AAA	San Diego, CA, USD GO, Series E, FSA-Insured, 5.000% due 7/1/28	5,311,550
3,000,000	AAA	San Jose, CA, Airport Revenue, Series D, MBIA-Insured, 5.000% due 3/1/28	3,089,010

See Notes to Financial Statements.

Managed Municipals Portfolio Inc. 2006 Annual Report         7

Schedule of Investments (May 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

California — 9.1% (continued)
$3,000,000	AAA	San Mateo County Community College District, COP, MBIA-Insured, Call 10/1/14 @ 100, 5.000% due 10/1/25 (a)	$3,232,440
2,500,000	AAA	Santa Clara, CA, RDA, Tax Allocation, Bayshore North Project, MBIA-Insured, 5.000% due 6/1/23	2,577,250

		Total California	67,510,523

Colorado — 6.9%
1,000,000	A	Aspen, CO, Sales Tax Revenue, Call 11/1/09 @ 100, 5.400% due 11/1/19 (a)	1,051,930
4,000,000	AAA	Colorado Educational & Cultural Facilities Authority Revenue, University of Denver Project, AMBAC-Insured, Call 3/1/11@ 100, 5.375% due 3/1/23 (a)	4,280,592
4,000,000	AAA	Colorado Health Facilities Authority Revenue, Series B, Remarketed 7/8/98, 5.350% due 8/1/15 (e)	4,048,200
		Denver, CO, City & County Airport Revenue, Series C:
10,945,000	A	6.125% due 11/15/25 (c)(e)	13,020,172
13,630,000	A	Unrefunded Balance, 6.125% due 11/15/25 (c)	13,738,358
2,000,000	AAA	Denver, CO, City & County, COP, Series B, AMBAC-Insured, Call 12/1/10 @ 101, 5.500% due 12/1/25 (a)	2,166,320
1,700,000	AAA	El Paso County, CO, COP, Detention Facility Project, Series B, AMBAC-Insured, 5.000% due 12/1/23	1,756,066
		Garfield County, CO, GO, School District Number 2, FSA-Insured, State Aid Withholding:
2,300,000	Aaa(d)	5.000% due 12/1/23	2,375,854
1,000,000	Aaa(d)	5.000% due 12/1/25	1,030,700
7,320,000	AAA	University of Colorado, COP, Master Lease Purchase Agreement, Series A, AMBAC-Insured, 5.000% due 6/1/28	7,528,547

		Total Colorado	50,996,739

Connecticut — 1.0%
		Connecticut State, GO, Series B:
1,600,000	AA	5.000% due 6/15/22	1,657,184
4,490,000	AA	Call 6/15/12 @ 100, 5.500% due 6/15/21 (a)	4,897,692
1,000,000	AAA	Connecticut State HEFA Revenue, Child Care Facilities Project, Series C, AMBAC-Insured, 5.625% due 7/1/29	1,064,820

		Total Connecticut	7,619,696

Delaware — 1.4%
10,000,000	AAA	Delaware State, EDA Revenue, PCR, Refunding, Delmarva Project, Series B, AMBAC-Insured, 5.200% due 2/1/19	10,518,800

Florida — 3.1%
		Florida State Board of Education, Capital Outlay, GO:
5,000,000	AAA	Public Education, Refunding, Series B, FSA-Insured, 5.000% due 6/1/24	5,180,400
3,000,000	AAA	Public Education, Series A, Call 6/1/10 @ 101, 5.125% due 6/1/21 (a)	3,185,400

See Notes to Financial Statements.

8         Managed Municipals Portfolio Inc. 2006 Annual Report

Schedule of Investments (May 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Florida — 3.1% (continued)
$1,465,000	AAA	Florida State Department of Transportation, GO, Right of Way Project, FGIC-Insured, 5.000% due 7/1/25	$1,521,490
6,500,000	BB+	Martin County, FL, IDA Revenue, Indiantown Cogeneration Project, Series A, 7.875% due 12/15/25 (c)	6,647,290
1,290,000	AAA	Miami Beach, FL, Stormwater Revenue, FGIC-Insured, 5.375% due 9/1/30	1,363,143
2,000,000	Aaa(d)	Orange County, FL, School Board, COP, Series A, MBIA-Insured, Call 8/1/09 @ 101, 5.250% due 8/1/23 (a)	2,111,700
2,500,000	Aaa(d)	South Brevard, FL, Recreational Facilities Improvement, Special District, AMBAC-Insured, 5.000% due 7/1/20	2,581,625

		Total Florida	22,591,048

Georgia — 2.6%
6,000,000	AAA	Augusta, GA, Water & Sewer Revenue, FSA-Insured, 5.250% due 10/1/26	6,352,560
5,000,000	AAA	Metropolitan Atlanta Rapid Transit Authority, GA Sales Tax Revenue, Refunding, Third Indenture, Series A, AMBAC-Insured, 5.000% due 7/1/19	5,287,700
		Private Colleges & Universities Authority Revenue, Mercer University Project:
2,180,000	Baa2(d)	Call 10/1/11 @ 102, 5.750% due 10/1/21 (a)	2,416,421
		Refunding, Series A:
2,000,000	Baa2(d)	5.250% due 10/1/25	2,026,700
1,000,000	Baa2(d)	5.375% due 10/1/29	1,019,600
2,000,000	NR	Savannah, GA, EDA Revenue, College of Arts & Design Inc. Project, Call 10/1/09 @ 102, 6.900% due 10/1/29 (a)	2,222,960

		Total Georgia	19,325,941

Hawaii — 0.6%
4,000,000	AAA	Hawaii State, Department of Budget & Finance, Special Purpose Revenue, Kaiser Permanente, Series A, 5.100% due 3/1/14 (e)	4,164,600

Illinois — 4.1%
4,095,000	AAA	Chicago, IL, Refunding GO, Series D, FGIC-Insured, 5.500% due 1/1/35	4,312,035
7,400,000	AAA	Chicago, IL, Skyway Toll Bridge Revenue, AMBAC-Insured, Call 1/1/11 @ 101, 5.500% due 1/1/31 (a)	8,011,462
8,000,000	A	Illinois Health Facilities Authority Revenue, Order of Saint Francis Healthcare System, Call 11/15/09 @ 101, 6.250% due 11/15/29 (a)	8,708,080
4,000,000	AAA	Illinois State Toll Highway Authority, Toll Highway Revenue, Senior Priority, Series A-1, FSA-Insured, 5.000% due 1/1/22	4,186,840
5,000,000	AAA	Illinois State, GO, First Series, MBIA-Insured, Call 6/1/10 @ 100, 5.625% due 6/1/25 (a)	5,357,700

		Total Illinois	30,576,117

See Notes to Financial Statements.

Managed Municipals Portfolio Inc. 2006 Annual Report         9

Schedule of Investments (May 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Indiana — 0.4%
$3,000,000	BBB+	Indiana State DFA Environment Improvement Revenue, USX Corp. Project, 5.250% due 12/1/22	$3,173,700

Kansas — 1.4%
5,000,000	AA	Johnson County, KS, GO, Unified School District No. 229, Refunding, Series B, 5.000% due 10/1/18	5,281,900
1,250,000	AAA	Scott County, KS, GO, Refunding, USD Number 446, FGIC-Insured, Call 9/1/12 @ 100, 5.000% due 9/1/22 (a)	1,329,688
3,000,000	AAA	Wyandotte County, Kansas City, KS, Unified Government Utilities Systems Revenue, Refunding, Series 2004, AMBAC-Insured, 5.650% due 9/1/17	3,377,730

		Total Kansas	9,989,318

Maine — 0.2%
1,770,000	AA+	Maine State Housing Authority Mortgage Revenue, Series C, 5.300% due 11/15/23	1,792,461

Maryland — 1.3%
		Baltimore, MD, Project Revenue, Refunding, Wastewater Projects, Series A, FGIC-Insured:
2,500,000	AAA	5.125% due 7/1/32	2,600,975
3,385,000	AAA	5.200% due 7/1/32	3,553,573
3,075,000	AA-	Maryland State Health & Higher EFA Revenue, Johns Hopkins Hospital Issue, 5.000% due 11/15/26	3,153,659

		Total Maryland	9,308,207

Massachusetts — 4.3%
		Massachusetts Bay Transportation Authority, Sales Tax Revenue, Senior Series A, Call 7/1/10 @ 100:
2,430,000	AAA	5.500% due 7/1/30 (a)(f)	2,595,775
570,000	AAA	Refunded Balance, 5.500% due 7/1/30 (a)	608,885
1,125,000	Aaa(d)	Massachusetts DFA Revenue, Merrimack College Issue, MBIA-Insured, 5.200% due 7/1/32	1,182,251
1,850,000	AAA	Massachusetts HEFA Revenue, University of Massachusetts Issue, Series C, FGIC-Insured, 5.125% due 10/1/27	1,944,036
5,000,000	AAA	Massachusetts State Special Obligation Revenue, Consolidated Loan, Series A, FGIC-Insured, Call 6/1/12 @ 100, 5.000% due 6/1/21 (a)	5,304,900
		Massachusetts State, GO, Consolidated Loan, Series C, Call 11/1/12 @ 100:
10,950,000	AA	5.250% due 11/1/30 (a)	11,786,799
6,050,000	AA	Refunded Balance, 5.250% due 11/1/30 (a)	6,512,341
2,000,000	AAA	University of Massachusetts Building Authority Project Revenue, Refunding, Senior Series 2004-1, AMBAC-Insured, Call 11/1/14 @ 100, 5.250% due 11/1/25 (a)	2,176,900

		Total Massachusetts	32,111,887

See Notes to Financial Statements.

10         Managed Municipals Portfolio Inc. 2006 Annual Report

Schedule of Investments (May 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Michigan — 2.3%
$5,000,000	AA	East Lansing, MI, Community School District, GO, School Building & Site, Q-SBLF-Insured, Call 5/1/10 @ 100, 5.625% due 5/1/30 (a)	$5,350,600
		Michigan State, COP, AMBAC-Insured, Call 6/1/10 @ 100:
2,345,000	AAA	5.500% due 6/1/19 (a)(f)	2,501,998
6,000,000	AAA	5.500% due 6/1/27 (a)	6,401,700
2,500,000	AA-	Michigan State Hospital Finance Authority Revenue, Refunding, Trinity Health Credit, Series C, 5.375% due 12/1/23	2,642,050

		Total Michigan	16,896,348

Minnesota — 2.8%
5,000,000	AA	City of Rochester, MN, Health Care Facilities Revenue, Mayo Clinic, 5.000% due 11/15/36	5,137,950
1,500,000	AAA	Dakota County, MN, CDA, MFH Revenue, Southfork Apartments, FNMA-Collateralized, 5.625% due 2/1/26	1,552,245
		Minneapolis & St. Paul, MN, Metropolitan Airports Commission, Airport Revenue:
2,000,000	AAA	Series A, FGIC-Insured, 5.125% due 1/1/25	2,067,520
4,000,000	AAA	Sub-Series C, FGIC-Insured, 5.250% due 1/1/26	4,169,560
7,000,000	A-	Minneapolis, MN, Healthcare System Revenue, Allina Health System, Series A, 6.000% due 11/15/23	7,605,990
440,000	AA+	Minnesota State Housing Financing Agency, Single-Family Mortgage, Series I, 5.500% due 1/1/17	449,948

		Total Minnesota	20,983,213

Missouri — 3.5%
1,500,000	AAA	Greene County, MO, Reorganized School District Number 8, GO, Missouri State Aid Direct Deposit Program, FSA-Insured, 5.100% due 3/1/22	1,586,130
21,000,000	Aaa(d)	Missouri State Environmental Improvement & Energy Resource Authority, Water Pollution Revolving Funds Program, Series B, 5.000% due 1/1/24 (b)	21,862,050
2,000,000	AAA	St. Louis, MO, Airport Revenue, Airport Development Program, Series A, MBIA-Insured, 5.125% due 7/1/22	2,076,260

		Total Missouri	25,524,440

Montana — 1.3%
10,040,000	NR	Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project, 7.000% due 12/31/19 (c)	9,944,118

New Jersey — 3.5%
1,000,000	BBB-	Middlesex County, NJ, PCA, Revenue, Refunding, Pollution Control Financing, Amerada Hess Corp. Project, 5.750% due 9/15/32	1,054,210
1,000,000	AA-	New Jersey EDA Revenue, School Facilities Construction, Series F, Call 6/15/13 @ 100, 5.000% due 6/15/28 (a)	1,064,510
		New Jersey Health Care Facilities Financing Authority Revenue:
3,875,000	AAA	Englewood Hospital, FHA/MBIA-Insured, 5.000% due 8/1/23	3,998,961
8,000,000	A-	Robert Wood Johnson University Hospital, 5.700% due 7/1/20	8,478,400

See Notes to Financial Statements.

Managed Municipals Portfolio Inc. 2006 Annual Report         11

Schedule of Investments (May 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

New Jersey — 3.5% (continued)
$3,125,000	BBB	New Jersey State EDA, PCR, Refunding, PSEG Power LLC Project, 5.000% due 3/1/12	$3,198,281
2,395,000	AAA	New Jersey State Highway Authority, Garden State Parkway General Revenue, Series Parkway, Call 1/1/10 @ 101, 5.625% due 1/1/30 (a)	2,570,553
1,350,000	A	South Jersey Port Corp., New Jersey Revenue, Refunding, 5.000% due 1/1/26	1,371,857
3,700,000	BBB	Tobacco Settlement Financing Corp., NJ, Asset-Backed Bonds, 5.750% due 6/1/32	3,840,119

		Total New Jersey	25,576,891

New Mexico — 0.1%
675,000	AAA	New Mexico Mortgage Financing Authority, Single-Family Mortgage Revenue, Series D-3, 5.625% due 9/1/28 (f)	682,270

New York — 9.9%
15,000,000	A+	Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters, 5.250% due 10/1/35 (b)	16,254,450
		Nassau Health Care Corp., New York Health Systems Revenue, FSA-Insured, Call 8/1/09 @ 102:
2,000,000	AAA	5.500% due 8/1/19 (a)	2,142,440
3,000,000	AAA	5.750% due 8/1/29 (a)	3,235,800
5,100,000	AAA	New York City, NY, Housing Development Corp. Revenue, Capital Fund Package, New York City Housing Authority, Series A, FGIC-Insured, 5.000% due 7/1/25	5,284,212
		New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Series D:
6,000,000	AA+	5.250% due 6/15/25	6,353,880
24,320,000	AA+	5.000% due 6/15/38 (b)	24,923,379
		New York State Dormitory Authority Revenue:
5,000,000	AAA	State University Educational Facility, Series B, FSA-Insured, Call 5/15/10 @ 101, 5.500% due 5/15/30 (a)	5,378,300
1,000,000	AAA	Willow Towers Inc. Project, GNMA-Collateralized, 5.250% due 2/1/22	1,056,320
		New York State Thruway Authority:
3,000,000	AAA	Highway & Bridge, Transportation Fund, Series B-1, FGIC-Insured, Call 4/1/10 @ 101, 5.400% due 4/1/17 (a)	3,210,570
5,000,000	AAA	Highway & Bridge, Trust Fund Revenue, Series B, AMBAC-Insured, 5.000% due 4/1/21	5,258,350

		Total New York	73,097,701

North Carolina — 0.8%
1,750,000	AA+	Charlotte, NC, COP, Governmental Facilities Projects, Series G, 5.000% due 6/1/28	1,797,740
1,615,000	AAA	Harnett County, NC, GO, Refunded Custody Receipts, AMBAC-Insured, 5.250% due 6/1/24	1,705,505

See Notes to Financial Statements.

12         Managed Municipals Portfolio Inc. 2006 Annual Report

Schedule of Investments (May 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

North Carolina — 0.8% (continued)
		North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue, Elizabeth City State University Housing Foundation LLC Project, Series A, AMBAC-Insured:
$1,000,000	AAA	5.000% due 6/1/23	$1,038,810
1,250,000	AAA	5.000% due 6/1/33	1,286,362

		Total North Carolina	5,828,417

Ohio — 11.4%
		Bexley, OH, City School District, GO:
3,850,000	Aa2(d)	Construction and Improvement, Call 12/1/10 @ 100, 5.125% due 12/1/27 (a)	4,078,228
650,000	Aa2(d)	Unrefunded Balance, Construction and Improvement, Call 12/1/10 @ 100, 5.125% due 12/1/27 (a)	688,532
2,000,000	AAA	Canton, OH, City School District, GO, Variable Purpose, Series A, MBIA-Insured, Call 12/1/10 @ 100, 5.500% due 12/1/20 (a)	2,149,340
1,300,000	AA+	Cincinnati, OH, Water Systems Revenue, 5.125% due 12/1/21	1,358,370
3,000,000	AAA	Cuyahoga County, OH, Hospital Revenue,, University Hospitals Health System Inc., AMBAC-Insured, 5.500% due 1/15/30	3,129,030
1,000,000	Aaa(d)	Garfield Heights, OH, City School District, School Improvement, FSA-Insured, 5.000% due 12/15/22	1,040,680
		Hamilton County, OH:
2,000,000	AAA	Hospital Facilities Revenue, Cincinnati Childrens Hospital, Series J, FGIC-Insured, 5.250% due 5/15/23	2,110,140
25,000,000	Aaa(d)	Sales Tax Revenue, Sub-Series B, AMBAC-Insured, 5.250% due 12/1/32 (b)	26,105,250
7,500,000	AA-	Lorain County, OH, Hospital Revenue, Catholic Healthcare Partners, 5.375% due 10/1/30	7,732,200
5,990,000	AAA	Lucas County, OH, Hospital Revenue, Promedica Healthcare Obligation Group, AMBAC-Insured, 5.375% due 11/15/29	6,251,583
3,025,000	Aaa(d)	Muskingum County, OH, GO, Refunding & County Facilities Improvement, MBIA-Insured, 5.125% due 12/1/19	3,166,933
1,375,000	AAA	Ohio State Higher Educational Facility Commission Revenue, University of Dayton Project, AMBAC-Insured, 5.500% due 12/1/25	1,465,819
1,805,000	AAA	Ohio State Revenue, Revitalization Project, Series A, AMBAC-Insured, 5.000% due 4/1/21	1,900,809
12,000,000	AAA	Ohio State Water Development Authority, PCR, Refunding, Dayton Power & Light Co., Series A, FGIC-Insured, 4.800% due 1/1/34	11,872,800
2,500,000	AAA	Portage County, OH, GO, MBIA-Insured, 5.250% due 12/1/17	2,604,075
1,500,000	A3(d)	Steubenville, OH, Hospital Revenue, 6.375% due 10/1/20	1,631,940
		Summit County, OH, GO, FGIC-Insured:
1,000,000	AAA	5.000% due 12/1/21	1,045,060
500,000	AAA	5.000% due 12/1/22	520,905
1,500,000	Aaa(d)	Trumbull County, OH, GO, MBIA-Insured, 5.200% due 12/1/20	1,594,530
2,000,000	AAA	University of Cincinnati, OH, General Receipts, Series A, FGIC-Insured, 5.250% due 6/1/24	2,099,380

See Notes to Financial Statements.

Managed Municipals Portfolio Inc. 2006 Annual Report         13

Schedule of Investments (May 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Ohio — 11.4% (continued)
$1,500,000	AAA	Warrensville Heights, OH, GO, City School District, School Improvements, FGIC-Insured, 5.625% due 12/1/20 (f)	$1,612,440

		Total Ohio	84,158,044

Oregon — 1.8%
3,210,000	AA	Clackamas County, OR, Hospital Facilities Authority Revenue, Legacy Health System, 5.750% due 5/1/16	3,451,584
4,895,000	AA+	Oregon State Department of Transportation, Highway User Tax Revenue, Series A, 5.125% due 11/15/23	5,139,750
4,880,000	AA-	Oregon State Veterans Welfare, GO, Series 82, 5.500% due 12/1/42	4,921,285

		Total Oregon	13,512,619

Pennsylvania — 3.9%
3,000,000	BBB+	Pennsylvania State Higher EFA Revenue, Widener University, 5.000% due 7/15/20	3,053,730
		State Public School Building Authorities, School Revenue, Philadelphia School District Project, FSA-Insured, State Aid Withholding:
18,745,000	AAA	5.250% due 6/1/26 (b)	19,763,791
5,540,000	AAA	5.250% due 6/1/27	5,830,850

		Total Pennsylvania	28,648,371

South Carolina — 5.1%
10,000,000	BBB+	Berkeley County, SC, PCR, Refunding, SC Generating Co. Project, 4.875% due 10/1/14	10,306,300
2,025,000	AAA	Berkeley County, SC, Water & Sewer Revenue, Series A, FSA-Insured, 5.000% due 6/1/23	2,108,288
15,000,000	AA-	Greenville County, SC, School District Installment Purchase, Refunding, Building Equity Sooner For Tomorrow, Call 12/1/12 @ 101, 5.500% due 12/1/28 (a)(b)	16,489,950
		South Carolina Transportation Infrastructure Bank Revenue:
3,000,000	Aaa(d)	Refunding, Series A, AMBAC-Insured, 5.000% due 10/1/23	3,129,240
		Series A (a):
2,505,000	Aaa(d)	AMBAC-Insured, Call 10/1/11 @ 100, 5.125% due 10/1/31	2,667,174
3,000,000	AAA	MBIA-Insured, Call 10/1/09 @ 101, 5.500% due 10/1/30	3,197,640

		Total South Carolina	37,898,592

Tennessee — 1.5%
1,150,000	NR	Hardeman County, TN, Correctional Facilities Corp., Correctional Facilities Revenue, 7.750% due 8/1/17	1,186,581
6,420,000	AAA	Memphis-Shelby County, TN, Sports Authority Income Revenue, Memphis Arena Project, Series A, AMBAC-Insured, 5.125% due 11/1/21	6,757,628

See Notes to Financial Statements.

14         Managed Municipals Portfolio Inc. 2006 Annual Report

Schedule of Investments (May 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Tennessee — 1.5% (continued)
$3,000,000	AA	Tennessee State, GO, Series A, Call 3/1/10 @ 100, 5.250% due 3/1/17 (a)	$3,162,960

		Total Tennessee	11,107,169

Texas — 1.8%
1,595,000	AAA	Burleson, TX, ISD, GO, Unrefunded Balance, PSF-Guaranteed, 6.750% due 8/1/24	1,602,369
12,000,000	CCC	Dallas-Fort Worth, TX, International Airport Facilities Improvement Corp. Revenue, American Airlines Inc., Guarantee Agreement, 6.375% due 5/1/35 (c)	10,842,120
1,000,000	AAA	Harris County, TX, Health Facilities Development Corp., School Health Care System, Revenue, Series B, 5.750% due 7/1/27 (e)	1,155,370

		Total Texas	13,599,859

Virginia — 3.4%
3,000,000	BBB	Chesapeake, VA, IDA, PCR, Remarketed 11/8/02, 5.250% due 2/1/08	3,022,140
3,000,000	BBB	Chesterfield County, VA, IDA, PCR, Virginia Electric & Power Co., Series A, Remarketed 11/8/02, 5.875% due 6/1/17	3,254,610
1,500,000	AAA	Fairfax County, VA, Water Authority Water Revenue, 5.000% due 4/1/26	1,563,975
10,000,000	AAA	Virginia State HDA Commonwealth Mortgage Revenue, Series H, Sub-Series H-1, MBIA-Insured, 5.350% due 7/1/31	10,450,400
7,000,000	BBB	York County, VA, IDA, PCR, Virginia Electrical & Power Co., Remarketed 11/8/02, 5.500% due 7/1/09	7,123,270

		Total Virginia	25,414,395

Washington — 0.4%
3,000,000	AAA	State of Washington, GO, Series R-2006A, AMBAC-Insured, 5.000% due 7/1/20	3,140,220

West Virginia — 0.9%
		West Virginia State Housing Development Fund, Housing Finance Revenue:
3,845,000	AAA	Series B, 5.300% due 5/1/24	3,934,704
2,340,000	AAA	Series C, 5.350% due 11/1/27	2,399,670

		Total West Virginia	6,334,374

Wisconsin — 0.3%
		Wisconsin State HEFA Revenue:
1,100,000	A	Kenosha Hospital & Medical Center Project, 5.700% due 5/15/20	1,139,149
1,250,000	AAA	Medical College of Wisconsin Inc. Project, MBIA-Insured, 5.400% due 12/1/16	1,284,438

		Total Wisconsin	2,423,587

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $682,737,158)	720,321,382

See Notes to Financial Statements.

Managed Municipals Portfolio Inc. 2006 Annual Report         15

Schedule of Investments (May 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

SHORT-TERM INVESTMENTS(g) — 2.7%
California — 0.2%
$1,100,000	A-1+	California State Department of Water Resources and Power Supply Revenue, Sub-Series G-8, MBIA-Insured, SPA-JPMorgan Chase, 3.450%, 6/1/06	$1,100,000

Florida — 0.1%
600,000	VMIG1(d)	Alachua County, FL, Health Facilities Authority, Shands Teaching Hospital, Series A, LOC-SunTrust Bank, 3.590%, 6/1/06	600,000

Georgia — 0.1%
760,000	A-1+	Burke County, GA, PCR, Oglethorpe Power Corp., Series A, FGIC-Insured, SPA-Dexia Credit Local, 3.230%, 6/7/06	760,000

Illinois — 0.8%
5,600,000	A-1+	Illinois Health Facilities Authority, University Chicago Hospitals, Series C, MBIA-Insured, LIQ-JPMorgan Chase, 3.550%, 6/1/06	5,600,000

Massachusetts — 0.0%
70,000	A-1+	Massachusetts State HEFA, Capital Asset Program, Series C, MBIA-Insured, SPA-State Street Bank & Trust Co., 3.500%, 6/1/06	70,000

Michigan — 0.0%
200,000	A-1+	Michigan State Hospital Finance, Trinity Health Credit, Series E, SPA-Bank of Nova Scotia, 3.550%, 6/1/06	200,000

Missouri — 0.2%
		Missouri State HEFA, Washington University:
1,000,000	A-1+	Series B, SPA-Dexia Credit Local, 3.530%, 6/1/06	1,000,000
200,000	A-1+	Series B, SPA-JPMorgan Chase, 3.530%, 6/1/06	200,000

		Total Missouri	1,200,000

Nebraska — 0.0%
100,000	VMIG1(d)	Lancaster County, NE, Hospital Authority Number 1, Hospital Revenue, BryanLGH Medical Center Project, AMBAC-Insured, SPA-U.S. Bank N.A., 3.580%, 6/1/06	100,000

New Hampshire — 0.0%
315,000	A-1+	New Hampshire HEFA Revenue, Dartmouth Hitchcock Clinic, Series A, FSA-Insured, SPA-Dexia Credit Local & JPMorgan Chase, 3.450%, 6/1/06	315,000

New York — 0.3%
1,750,000	A-1+	Long Island, NY, Power Authority, General Series H, FSA-Insured, LOC-Dexia Credit Local, 3.150%, 6/7/06	1,750,000
700,000	A-1+	New York City, NY, GO, Sub-Series H-4, LOC-Bank of New York, 3.470%, 6/1/06	700,000

		Total New York	2,450,000

See Notes to Financial Statements.

16         Managed Municipals Portfolio Inc. 2006 Annual Report

Schedule of Investments (May 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Pennsylvania — 0.4%
$2,800,000	A-1+	Philadelphia, PA, Hospitals & Higher Education Facilities Authority, Children’s Hospital Philadelphia, SPA-Fleet National Bank, 3.520%, 6/1/06	$2,800,000
100,000	A-1+	Philadelphia, PA, IDR, Fox Chase Cancer Center Project, LOC-Morgan Guaranty Trust, 3.520%, 6/1/06	100,000

		Total Pennsylvania	2,900,000

Texas — 0.6%
		Bell County, TX, Health Facilities Development Corp. Revenue, Scott & White Memorial Hospital:
900,000	A-1+	HFA, Series 2001-2, MBIA-Insured, SPA-Westdeutsche Landesbank, 3.570%, 6/1/06	900,000
2,000,000	A-1+	Series 2001-1, MBIA-Insured, SPA-JPMorgan Chase, 3.570%, 6/1/06	2,000,000
780,000	A-1+	Series B-1, MBIA-Insured, SPA-JPMorgan Chase, 3.570%, 6/1/06	780,000
1,000,000	A-1+	Texas Water Development Board Revenue, Refunding, State Revolving Fund, SPA-JPMorgan Chase, 3.500%, 6/1/06	1,000,000

		Total Texas	4,680,000

Washington — 0.0%
100,000	VMIG1(d)	Washington State Housing Finance Commission Nonprofit Housing Revenue, Rockwood Retirement Program, Series A, LOC-Wells Fargo Bank NA, 3.580%, 6/1/06	100,000

		TOTAL SHORT-TERM INVESTMENTS (Cost — $20,075,000)	20,075,000

		TOTAL INVESTMENTS — 100.0% (Cost — $702,812,158#)	$740,396,382

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.
(a)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(b)	All or a portion of this security is segregated for open futures contracts.
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(d)	Rating by Moody’s Investors Service. All ratings are unaudited.
(e)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(g)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is $702,488,152.

See	pages 19 and 20 for definitions of ratings.

See Notes to Financial Statements.

Managed Municipals Portfolio Inc. 2006 Annual Report         17

Schedule of Investments (May 31, 2006) (continued)

Abbreviations used in this schedule:
AMBAC	— Ambac Assurance Corporation
CDA	— Community Development Authority
COP	— Certificate of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company
FHA	— Federal Housing Administration
FNMA	— Federal National Mortgage Association
FSA	— Financial Security Assurance
GNMA	— Government National Mortgage Association
GO	— General Obligation
HDA	— Housing Development Authority
HEFA	— Health & Educational Facilities Authority
HFA	— Housing Finance Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
ISD	— Independent School District
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MBIA	— Municipal Bond Investors Assurance Corporation
MFH	— Multi-Family Housing
PCA	— Pollution Control Authority
PCR	— Pollution Control Revenue
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Board Loan Fund
RDA	— Redevelopment Agency
SPA	— Standby Bond Purchase Agreement
USD	— Unified School District

Summary of Investments by Industry *

Pre-Refunded	25.1%
Water & Sewer	10.0
Hospitals	9.9
Education	7.2
General Obligation	6.9
Transportation	6.2
Escrowed to Maturity	5.6
Pollution Control	5.0
Housing: Single-Family	4.1
Utilities	3.0
Tax Allocation	2.6
Cogeneration Facilities	2.3
Industrial Development	2.2
Tobacco	1.7
Public Facilities	0.5
Government Facilities	0.2
Housing: Multi-Family	0.2
Other	7.3

100.0%

*	As a percent of total investments. Please note that Fund holdings are as of May 31, 2006 and are subject to change.

See Notes to Financial Statements.

18         Managed Municipals Portfolio Inc. 2006 Annual Report

Bond Ratings (unaudited)

+The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” are generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch Ratings Service.

Managed Municipals Portfolio Inc. 2006 Annual Report         19

Short-Term Security Ratings (unaudited)

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	— Moody’s highest rating for short-term municipal obligations.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

20         Managed Municipals Portfolio Inc. 2006 Annual Report

Statement of Assets and Liabilities (May 31, 2006)

ASSETS:
Investments, at value (Cost — $702,812,158)	$740,396,382
Cash	81,124
Interest receivable	11,956,495
Receivable for securities sold	3,086,683
Receivable from broker — variation margin on open futures contracts	437,500
Prepaid expenses	27,486

Total Assets	755,985,670

LIABILITIES:
Payable for securities purchased	4,190,040
Investment management fee payable	350,317
Distributions payable to Auction Rate Cumulative Preferred Stockholders	79,900
Directors’ fees payable	5,005
Distributions payable	398
Accrued expenses	104,289

Total Liabilities	4,729,949

Series M, T, W, Th, and F Auction Rate Cumulative Preferred Stock (2,000 shares authorized and issued at $25,000 for each series) (Note 4)	250,000,000

Total Net Assets	$501,255,721

NET ASSETS:
Par value ($0.001 par value; 41,915,511 common shares issued and outstanding; 500,000,000 common shares authorized)	$41,916
Paid-in capital in excess of par value	509,780,980
Accumulated net investment loss	(16,770)
Accumulated net realized loss on investments and futures contracts	(47,304,277)
Net unrealized appreciation on investments and futures contracts	38,753,872

Total Net Assets	$501,255,721

Shares Outstanding	41,915,511

Net Asset Value	$11.96

See Notes to Financial Statements.

Managed Municipals Portfolio Inc. 2006 Annual Report         21

Statement of Operations (For the year ended May 31, 2006)

INVESTMENT INCOME:
Interest	$36,950,581

EXPENSES:
Investment management fee (Note 2)	4,088,230
Auction participation fees (Note 4)	624,300
Administration fees (Note 2)	248,203
Legal fees	123,118
Shareholder reports	120,931
Transfer agent fees	104,780
Directors’ fees	83,063
Audit and tax	72,650
Custody fees	40,801
Auction agent fees	40,000
Stock exchange listing fees	31,445
Insurance	18,469
Rating agency fees	10,463
Miscellaneous expenses	9,687

Total Expenses	5,616,140
Less: Fee waivers and/or expense reimbursements (Note 2)	(16,394)

Net Expenses	5,599,746

Net Investment Income	31,350,835

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	1,894,641
Futures contracts	18,458,959

Net Realized Gain	20,353,600

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(15,539,564)
Futures contracts	3,847,148

Change in Net Unrealized Appreciation/Depreciation	(11,692,416)

Net Gain on Investments and Futures Contracts	8,661,184

Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Note 1)	(7,184,548)

Increase in Net Assets From Operations	$32,827,471

See Notes to Financial Statements.

22         Managed Municipals Portfolio Inc. 2006 Annual Report

Statements of Changes in Net Assets (For the years ended May 31,)

	2006	2005
OPERATIONS:
Net investment income	$31,350,835	$30,154,136
Net realized gain (loss)	20,353,600	(31,439,874)
Change in net unrealized appreciation/depreciation	(11,692,416)	32,010,366
Payment by affiliate (Note 2)	—	480,000
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(7,184,548)	(4,108,335)

Increase in Net Assets From Operations	32,827,471	27,096,293

DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(23,137,362)	(27,286,997)

Decrease in Net Assets From Distributions to Common Stock Shareholders	(23,137,362)	(27,286,997)

Increase (Decrease) in Net Assets	9,690,109	(190,704)
NET ASSETS:
Beginning of year	491,565,612	491,756,316

End of year*	$501,255,721	$491,565,612

* Includes Accumulated net investment loss of:	$(16,770)	$(981,779)

See Notes to Financial Statements.

Managed Municipals Portfolio Inc. 2006 Annual Report         23

Financial Highlights

For a share of capital stock outstanding throughout each year ended May 31:

	2006	2005		2004	2003		2002
Net Asset Value, Beginning of Year	$11.73	$ 11.73		$ 11.82	$ 11.69		$ 11.74

Income (Loss) From Operations:
Net investment income	0.75	0.72		0.74	0.76		0.60
Net realized and unrealized gain (loss)	0.20	0.03		(0.07)	0.10		0.02
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.17)	(0.10)		(0.06)	(0.07)		(0.00	)(1)

Total Income From Operations	0.78	0.65		0.61	0.79		0.62

Underwriting Commissions and Offering Expenses for the Issuance of Auction Rate Cumulative Preferred Stock	—	—		—	(0.00	)(1)	(0.07)

Distributions Paid to Common Stock Shareholders From:
Net investment income	(0.55)	(0.65)		(0.70)	(0.66)		(0.60)

Net Asset Value, End of Year	$11.96	$11.73		$11.73	$11.82		$11.69

Market Price, End of Year	$10.79	$10.72		$10.93	$10.99		$10.57

Total Return, Based on Net Asset Value(2)	7.29%	6.11	%(3)	5.63%	7.55%		5.33%

Total Return, Based on Market Price(2)	5.91%	4.07%		5.86%	10.60%		4.79%

Net Assets, End of Year (000s)	$501,256	$491,566		$491,756	$494,777		$489,000

Ratios to Average Net Assets Based on Common Shares Outstanding:(4)
Gross expenses	1.14%	1.28%		1.37%	1.51%		1.01%
Net expenses	1.14 (5)	1.28		1.37	1.51		0.52
Net investment income	6.36	6.12		6.17	6.40		4.84

Portfolio Turnover Rate	11%	7%		34%	28%		39%

Auction Rate Cumulative Preferred Stock:(6)
Total Amount Outstanding (000s)	$250,000	$250,000		$250,000	$250,000		$250,000
Asset Coverage Per Share	75,126	74,157		74,250	74,478		74,000
Involuntary Liquidating Preference Per Share(7)	25,000	25,000		25,000	25,000		25,000
Average Market Value Per Share(7)	25,000	25,000		25,000	25,000		25,000

(1)	Amount represents less than $0.01 per share.
(2)	The total return calculation assumes that all distributions, including returns of capital, if any, are reinvested in accordance with the Fund’s dividend reinvestment plan. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 6.02%.
(4)	Calculated on the basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(5)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.
(6)	On May 22, 2002, the Fund issued 2,000 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share, for Series M, Series T, Series W, Series Th and Series F, respectively.
(7)	Excludes accumulated undeclared dividends.

See Notes to Financial Statements.

24         Managed Municipals Portfolio Inc. 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Managed Municipals Portfolio Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal

Managed Municipals Portfolio Inc. 2006 Annual Report         25

Notes to Financial Statements (continued)

and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

In addition, the holders of the Auction Rate Accumulative Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of the funds legally available to shareholders.

(e) Net Asset Value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock issue, and (3) accumulated and unpaid dividends on the outstanding Auction Rate Cumulative Preferred Stock issue.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the year ended May 31, 2006, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Loss
(a)	$(63,916)	$63,916

(a)	Reclassifications are primarily due to differences between book and tax accretion method for market discount on fixed income securities.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser, Smith Barney Fund Management LLC (“SBFM” or the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment advisory and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

26         Managed Municipals Portfolio Inc. 2006 Annual Report

Notes to Financial Statements (continued)

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to October 1, 2005, the Fund paid SBFM an investment advisory fee calculated at an annual rate of 0.55% of the average daily net assets of the Fund and an administrative fee calculated at an annual rate of 0.10% of the daily net assets of the Fund for an aggregate investment advisory and administrative fee of 0.65%. For purposes of calculating these fees, the liquidating value of any preferred stock of the Fund is not deducted in determining the Fund’s average daily net assets. The liquidation value of such shares through September 30, 2005.

Effective October 1, 2005 and continuing under the new investment management agreement effective December 1, 2005, the Fund pays the Manager an investment management fee of 0.55% of the Fund’s average daily total net assets. For purposes of calculating these fees, the liquidating value of any preferred stock of the Fund is not deducted in determining the Fund’s average daily net assets. The investment management fee is calculated daily and paid monthly. The administrative fee is no longer applicable.

During the year ended May 31, 2006, the Manager reimbursed expenses amounting to $16,394.

During the year ended May 31, 2005, the Manager reimbursed the Fund in the amount of $480,000 for losses incurred from an investment transaction error.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the year ended May 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$116,760,855

Sales	77,367,360

At May 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$39,187,706
Gross unrealized depreciation	(1,279,476)

Net unrealized appreciation	$37,908,230

Managed Municipals Portfolio Inc. 2006 Annual Report         27

Notes to Financial Statements (continued)

At May 31, 2006, the Fund had the following open futures contracts:

Contracts to Sell:	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
U.S. Treasury Bonds	1,400	9/06	$149,875,898	$148,706,250	$1,169,648

4.	Auction Rate Cumulative Preferred Stock

As of May 31, 2006, the Fund had 2,000 outstanding shares of Series M, Series T, Series W, Series Th and Series F, each of Auction Rate Cumulative Preferred Stock (“ARCPS”). The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically 7 days. The dividend rates ranged from 1.950% to 3.850% during the year ended May 31, 2006. At May 31, 2006, the dividend rates in effect were as follows:

	Series M	Series T	Series W	Series Th	Series F
Dividend Rates	3.450%	3.470%	3.440%	3.450%	3.470%

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common stock shareholders.

Citigroup Global Markets Inc. (“CGM”), a wholly-owned subsidiary of Citigroup, currently acts as the broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to the participating broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the year ended May 31, 2006, the Fund incurred auction participation fees of $624,300 for CGM’s services as the participating broker/dealer.

5.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2006	2005
Distributions paid from:
Tax-Exempt Income	$30,321,910	$31,395,332

28         Managed Municipals Portfolio Inc. 2006 Annual Report

Notes to Financial Statements (continued)

As of May 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(46,458,635)
Other book/tax temporary differences(a)	(1,186,418)
Unrealized appreciation/(depreciation)(b)	39,077,878

Total accumulated earnings/(losses) — net	$(8,567,175)

*	During the taxable year ended May 31, 2006, the Fund utilized $429,797 of its capital loss carryover available from prior years. As of May 31, 2006, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
5/31/2008	$(10,357,070)
5/31/2011	(10,369,607)
5/31/2013	(25,731,958)

$(46,458,635)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the difference between cash and accrual basis distributions paid and the realization for tax purposes of unrealized gain on certain futures contracts.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book & tax accretion methods for market discount on fixed income securities.

6.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

Managed Municipals Portfolio Inc. 2006 Annual Report         29

Notes to Financial Statements (continued)

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and did not implement the transfer agent arrangement described above. Therefore, the Fund has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

7.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated

30         Managed Municipals Portfolio Inc. 2006 Annual Report

Notes to Financial Statements (continued)

proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment management services relating to the Fund.

8.	Subsequent Events

The Fund’s Board approved a new management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), under which LMPFA will act as the investment adviser for the Fund effective August 1, 2006.

The Fund’s Board also approved a new sub-advisory agreement for the Fund between LMPFA and Western Asset Management Company (“Western Asset”). LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes.

LMPFA will provide administrative and certain oversight services to the Fund. LMPFA will delegate to the sub-adviser the day-to-day portfolio management of the Fund. The management fees for the Fund will remain unchanged.

In addition to these advisory changes, it is expected that the Fund’s name will change to Western Asset Managed Municipals Fund Inc. in October 2006.

Managed Municipals Portfolio Inc. 2006 Annual Report         31

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Managed Municipals Portfolio Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Managed Municipals Portfolio Inc., as of May 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed Municipals Portfolio Inc. as of May 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 24, 2006

32         Managed Municipals Portfolio Inc. 2006 Annual Report

Financial Data (unaudited)

For a share of common stock outstanding throughout each period:

Record Date	Payable Date	NYSE Closing Price†	Net Asset Value†	Dividend Paid	Dividend Reinvestment Price
Fiscal Year 2005
6/22/04	6/25/04	$10.52	$11.67	$0.058	$10.71
7/27/04	7/30/04	10.73	11.72	0.058	10.73
8/24/04	8/27/04	10.90	11.71	0.058	11.12
9/21/04	9/24/04	11.06	11.66	0.055	11.16
10/26/04	10/29/04	11.18	11.73	0.055	11.34
11/22/04	11/26/04	11.05	11.67	0.055	11.42
12/28/04	12/31/04	10.62	11.79	0.052	10.80
1/25/05	1/28/05	10.86	11.79	0.052	11.10
2/22/05	2/25/05	10.80	11.84	0.052	10.90
3/21/05	3/24/05	10.53	11.84	0.052	10.68
4/26/05	4/29/05	10.68	11.76	0.052	10.77
5/24/05	6/01/05	10.68	11.75	0.052	10.78
Fiscal Year 2006
6/21/05	6/24/05	10.63	11.69	0.046	10.74
7/26/05	7/29/05	10.77	11.75	0.046	10.88
8/23/05	8/26/05	10.74	11.76	0.046	10.87
9/27/05	9/30/05	10.60	11.71	0.046	10.78
10/25/05	10/28/05	10.66	11.69	0.046	10.75
11/21/05	11/25/05	10.46	11.65	0.046	10.65
12/27/05	12/30/05	10.44	11.65	0.046	10.59
1/24/06	1/27/06	10.76	11.72	0.046	10.88
2/21/06	2/24/06	10.76	11.78	0.046	10.84
3/28/06	3/31/06	10.86	11.86	0.046	10.97
4/25/06	4/28/06	10.95	11.89	0.046	11.00
5/23/06	5/26/06	10.67	11.93	0.046	10.78

†	As of record date.

Managed Municipals Portfolio Inc. 2006 Annual Report         33

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Managed Municipals Portfolio Inc. (“Fund”) are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman† Colman Consulting 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director	Since 2006	President, Colman Consulting Co.	38	None

Dwight B. Crane Harvard Business School Soldiers Field Road Baker Library #337 Boston, MA 02163 Birth Year: 1937	Director	Since 1992	Professor, Harvard Business School	46	None

Daniel P. Cronin† c/o Chairman of the Fund 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1946	Director	Since 2006	Retired; formerly, Associate General Counsel, Pfizer, Inc.	35	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Director	Since 2001	Vice President and Dean of College of Liberal Arts at Drew University	7	None

Robert A. Frankel 1961 Deergrass Way Carlsbad, CA 92009 Birth Year: 1927	Director	Since 1994	Managing Partner of Robert A. Frankel Management Consultants	18	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Director	Since 2001	Chancellor Emeritus and Professor of Law at the University of North Carolina at Chapel Hill	34	None

William R. Hutchinson 535 N. Michigan Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director	Since 1995	President, W.R. Hutchinson & Associates, Inc.; Formerly Group Vice President, Mergers & Acquisitions BP Amoco PLC	44	Director, Associated Bank and Associated Banc-Corp.

George M. Pavia 600 Madison Avenue New York, NY 10022 Birth Year: 1928	Director	Since 2001	Senior Partner, Pavia & Harcourt Attorneys	7	None
†	Effective as of August 1, 2006.

34         Managed Municipals Portfolio Inc. 2006 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason, President and Chief Executive Officer of SBFM and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (from 2002 to 2005)	169	Trustee, Consulting Group Capital Markets Fund
Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason, Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason or its predecessors; Formerly, Controller of certain mutual funds associated with Legg Mason predecessors (from 2002 to 2004)	N/A	N/A

Managed Municipals Portfolio Inc. 2006 Annual Report         35

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Joseph P. Deane Western Asset Management 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1947	Vice President and Investment Officer	Since 1993	Portfolio Manager of Western Asset Management (since 2005); Managing Director of Legg Mason or its predecessors; Investment Officer of the Manager or its affiliates	N/A	N/A

David T. Fare Western Asset Management 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Vice President and Investment Officer	Since 1993	Portfolio Manager of Western Asset Management (since 2005); Director of Legg Mason or its predecessors; Investment Officer of the Manager or its affiliates	N/A	N/A

Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (2002-2005); Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

Steven Frank Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001-2005)	N/A	N/A

36         Managed Municipals Portfolio Inc. 2006 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Robert I. Frenkel Legg Mason 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason or its predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A
*	Directors are elected for a term of three years.
**	Mr. Gerken is a Director who is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Managed Municipals Portfolio Inc. 2006 Annual Report         37

Annual Chief Executive Officer and Chief Financial Officer Certifications (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification, and the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

38         Managed Municipals Portfolio Inc. 2006 Annual Report

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the common stock.

If the market price of the common stock is less than 98% of the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), AST will buy common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the

Managed Municipals Portfolio Inc. 2006 Annual Report         39

Dividend Reinvestment Plan (unaudited) (continued)

account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1 (877) 366-6441.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

40         Managed Municipals Portfolio Inc. 2006 Annual Report

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Managed Municipals Portfolio Inc. for the fiscal year ended May 31, 2006 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.

Managed Municipals Portfolio Inc. 2006 Annual Report         41

Managed Municipals Portfolio Inc.

DIRECTORS

Carol L. Colman*

Dwight B. Crane

Daniel P. Cronin*

Paolo M. Cucchi

Robert A. Frankel

R. Jay Gerken, CFA
    Chairman

Paul Hardin

William R. Hutchinson

George M. Pavia

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Kaprel Ozsolak

Chief Financial Officer
and Treasurer

Joseph P. Deane

Vice President and
Investment Officer

David T. Fare

Vice President and

Investment Officer

Ted P. Becker

Chief Compliance Officer

*Effective as of August 1, 2006.

OFFICERS (continued)

Steven Frank

Controller

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund

Management LLC

399 Park Avenue

New York, New York 10022

TRANSFER AGENT

American Stock Transfer &
Trust Company

59 Maiden Lane

New York, New York 10038

CUSTODIAN

State Street Bank and Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is intended only for the shareholders of the Managed Municipals Portfolio Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD2246 7/06	SR06-89

Managed Municipals Portfolio Inc.

MANAGED MUNICIPALS PORTFOLIO INC.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2005 and May 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,250 in 2005 and $35,750 in 2006.

b) Audit-Related Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2005 and May 31, 2006 in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and were $10,000 in 2005 and $10,000 in 2006, reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Managed Municipals Portfolio Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,100 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Managed Municipals Portfolio Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Managed Municipals Portfolio Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Managed Municipals Portfolio Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Managed Municipals Portfolio Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Managed Municipals Portfolio Inc. during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. The Managed Municipals Portfolio Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Managed Municipals Portfolio Inc. or to Service Affiliates, which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58 (A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Dwight Crane

Paolo Cucchi

Robert Frankel

Paul Hardin

George Pavia

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management1(CAM)

Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and

[1]	Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Joseph P. Deane Western Asset 399 Park Avenue New York, NY 10022	Since 1993	Co-portfolio manager of the fund; Portfolio Manager of Western Asset; investment officer of certain other investment companies associated with Legg Mason or its affiliates.

David T. Fare Western Asset 399 Park Avenue New York, NY 10022	Since 2004	Co-portfolio manager of the fund; Portfolio Manager of Western Asset; investment officer of certain other investment companies associated with Legg Mason or its affiliates.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of April 30, 2006.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Joseph P. Deane	24 registered investment companies with $21.3 billion in total assets under management	1 Other pooled investment vehicles with $0.04 billion in assets under management	52 Other accounts with $0.72 billion in total assets under management

David T. Fare	20 registered investment companies with $9.3 billion in total assets under management	1 Other pooled investment vehicles with $0.04 billion in assets under management	52 Other accounts with $0.72 billion in total assets under management

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of April 30, 2006.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Joseph P. Deane	None
David T. Fare	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Managed Municipals Portfolio Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Managed Municipals Portfolio Inc.

Date:	August 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Managed Municipals Portfolio Inc.

Date:	August 10, 2006

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of Managed Municipals Portfolio Inc.

Date:	August 10, 2006